UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2007

PERKINELMER, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-05075	04-2052042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

940 Winter Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

781-663-6900

(Registrant’s telephone number, including area code)

45 William Street, Wellesley, Massachusetts 02481

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year

On January 24, 2007, the Board of Directors of PerkinElmer, Inc. (the “Company”) adopted amendments to the Company’s Amended and Restated Articles of Organization and Amended and Restated By-laws that, if approved by the Company’s stockholders, would implement a majority voting standard for uncontested elections of directors. These amendments are being submitted for such approval at the Company’s annual meeting of stockholders in April 2007.

To support the operation of the proposed majority voting standard for the election of directors, the Company’s Board of Directors also adopted, on January 24, 2007, an amendment to the Company’s Amended and Restated By-laws to add an “advance notice” provision for the election of directors. This provision fixes a deadline by which stockholder nominations for directors must be submitted to the Company before an annual meeting, and requires that a stockholder nominating a director submit important information about the nominee to the Company. This amendment enables the Company to know, before it mails its proxy statement for a meeting of stockholders and the proxy card for the election of directors, whether or not the election will be contested and thus whether a majority or plurality voting standard will apply. Unlike the amendments described in the preceding paragraph, the amendment described in this paragraph does not require approval of the Company’s stockholders, so it became effective on January 24, 2007.

Item 8.01. Other Events

On January 30, 2007, the Company released the press release attached as Exhibit 99.1. Exhibit 99.1 is incorporated by reference into this Item 8.01.

Important Additional Information Will Be Filed with the SEC

PerkinElmer plans to file with the Securities and Exchange Commission and mail to its shareholders a Proxy Statement in connection with the 2007 Annual Meeting of Shareholders. The Proxy Statement will contain important information about PerkinElmer, the proposed amendments, and other matters.

Shareholders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by PerkinElmer through the web site maintained by the SEC at www.sec.gov or from PerkinElmer by contacting Investor Relations, PerkinElmer, Inc., 940 Winter Street, Waltham, Massachusetts 02451, 781-663-6900.

PerkinElmer and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the above-described amendments. Information regarding PerkinElmer’s directors and executive officers is contained in PerkinElmer’s Annual Report on Form 10-K for the fiscal year ended January 1, 2006 and its Proxy Statement dated March 17, 2006, which are filed with the SEC. Additional information will be available in the 2007 Proxy Statement when it is filed with the SEC.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

3.1	By-Laws of the Company, Amended and Restated as of January 24, 2007

99.1	Press Release, dated January 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERKINELMER, INC.

Date: January 30, 2007	By:	/s/ John L. Healy
	Name:	John L. Healy
	Title:	Assistant Secretary

Exhibit Index

3.1	By-Laws of the Company, Amended and Restated as of January 24, 2007

99.1	Press Release, dated January 30, 2007